Exhibit 10.1
SEVENTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 24, 2019 is by and among CELADON GROUP, INC. (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

A.          Certain credit facilities have been provided to the Loan Parties pursuant to that certain Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of December 12, 2014 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent.

B.          The Borrower has prepared and delivered to the Administrative Agent and the Lenders (i) the Seventeenth Amendment Budget (as defined in the Credit Agreement as amended hereby) and (ii) a management action plan intended to result in a transaction that would maximize the repayment of the Obligations under the Credit Agreement (the “Management Action Plan”).

C.          The Borrower has requested that the Administrative Agent and Lenders make certain modifications to the Credit Agreement.

D.          The Lenders have agreed to do so on the terms and conditions set forth in this Amendment.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.          Estoppel, Acknowledgement and Reaffirmation.  The undersigned Loan Parties hereby acknowledge and agree that, as of the date hereof, the Outstanding Amount of the Committed Loans and L/C Obligations constitute valid and subsisting obligations of such Loan Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.  The undersigned Loan Parties hereby acknowledge the Loan Parties’ obligations under the respective Loan Documents to which they are party.  Each of the undersigned Loan Parties hereby (i) acknowledges that it has granted Liens in favor of the Administrative Agent pursuant to, and is a party to, the Collateral Documents (including, with respect to certain Guarantors, pursuant to the Joinder Agreements executed by such Guarantors); (ii) reaffirms that each of the Liens created and granted in or pursuant to the Collateral Documents is valid and subsisting as of the date hereof; (iii) agrees that such Liens shall continue in effect as security for all Obligations; and (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect such Liens.

3.          Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth below, the Credit Agreement is hereby amended as follows:

(a)          Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and substituting the following therefor:

“Aggregate Commitments” means the Commitments of all Lenders.  The amount of the Aggregate Commitments in effect on the Seventeenth Amendment Effective Date is $146,229,635.  The amount of the Aggregate Commitments shall at all times be subject to reduction as otherwise set forth in this Agreement.

“Investment Banker” means Evercore Group, LLC in its capacity as the investment banker chosen and retained by the Loan Parties, and any replacement investment banker reasonably acceptable to the Administrative Agent and otherwise conforming to the requirements of Section 7.15.

“L/C Sublimit” means an amount equal to $28,869,000.  The L/C Sublimit is part of, and not in addition to, the Aggregate Commitments.

“Maximum Borrowing Amount” means $93,789,000, as such amount may be subsequently reduced from time to time pursuant to Section 2.05 or increased up to an amount not to exceed the Aggregate Commitments with the written consent of the Required Lenders.

“Maximum Outstanding Amount” means $122,658,000, as such amount may be subsequently reduced from time to time pursuant to Section 2.05 or increased up to an amount not to exceed the Aggregate Commitments with the written consent of the Required Lenders.

(b)          Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:
“Seventeenth Amendment” means that certain Seventeenth Amendment to Amended and Restated Credit Agreement, dated as of the Seventeenth Amendment Effective Date, by and among the Loan Parties (excluding the Mexican Loan Parties), the Administrative Agent and the Lenders.
“Seventeenth Amendment Budget” means the detailed weekly budget for the Loan Parties prepared by the Borrower and delivered to the Administrative Agent prior to the Seventeenth Amendment Effective Date, as the same may be amended or otherwise modified from time to time with the consent of the Required Lenders.
“Seventeenth Amendment Effective Date” means May 24, 2019.
(c)          Section 2.05(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(i)          Upon the consummation of any Excluded Disposition permitted under Section 7.05(e), the Borrower shall on the next Business Day prepay Loans and/or Cash Collateralize the Dollar Equivalent of the L/C Obligations in an amount equal to the amount of Net Cash Proceeds received by the applicable Loan Party or Subsidiary in connection with such Excluded Disposition with a corresponding reduction of the Maximum Outstanding Amount and the Maximum Borrowing Amount.

(d)          Section 2.09(e) of the Credit Agreement is hereby amended by replacing the proviso at the end of such section with the following proviso:
provided, that the monthly commitment fees that would otherwise be due and payable on March 1, 2019, April 1, 2019, May 1, 2019 and June 1, 2019 shall be due and payable upon the earliest to occur of (i) any Event of Default, (ii) repayment in full of all other Obligations under the Credit Agreement and (iii) the Maturity Date.
(e)          Section 6.02(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(k)          prior to 4:00 pm Eastern time on the third Business Day of each calendar week, (1) a report reconciling actual cash flows for the Borrower and its Subsidiaries for the preceding calendar week with (i) the previously-delivered weekly forecast and (ii) the Seventeenth Amendment Budget; (2) a report reconciling actual cash flows for the Borrower and its Subsidiaries for the period from the Seventeenth Amendment Effective Date through the end of the previous calendar week with the Seventeenth Amendment Budget; and (3) a report listing (i) all Vehicles, excluding Lien Prohibited Vehicles, for which Lien Vehicle Documentation has not been delivered to the Administrative Agent’s designee as of the end of the preceding calendar week and (ii) all Vehicles for which Lien Vehicle Documentation has been delivered to the Administrative Agent’s designee during the preceding calendar week for the purpose of satisfying the requirements of Section 6.17;
(f)          Section 6.02(ff) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(ff)          as soon as available, but in any event within thirty (30) days after the end of each calendar month, a report providing information regarding any Vehicles or real property assets that were Disposed of during the preceding calendar month, including without limitation the appraised value of such asset (if appraised), the gross sales price and Net Cash Proceeds received in connection with such Disposition; and
(g)          Section 6.11 of the Credit Agreement is hereby amended by adding the following sentence to the end of such section:
Until all Obligations have been repaid in full and all Commitments have been terminated, the Loan Parties shall use the proceeds of the Credit Extensions and the Collateral to pay only the categories of expenses of the Loan Parties, and to issue only the Letters of Credit, in each case, as set forth in the Seventeenth Amendment Budget; provided that the foregoing shall not be construed as limiting the Loan Parties’ right, subject to the other applicable terms and conditions of the Loan Documents, to pay items not included in the Seventeenth Amendment Budget from any sources other than Credit Extensions made by the Lenders or the proceeds of the Collateral.
(h)          Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
6.12          Compliance with Seventeenth Amendment Budget.  Not permit total cash disbursements of the Loan Parties (excluding disbursements (i) to the purchaser of Disposition B assets in an amount not to exceed receipts from customers of the Disposition B business for services provided by the Disposition B business; (ii) to providers of equipment lease financing in respect of full or partial “lease buyouts” corresponding to, and in an amount not to exceed, the Net Cash Proceeds received by the applicable Loan Party in connection with the Disposition of the financed equipment; (iii) made by Mexican Loan Parties or Canadian Loan Parties in the ordinary course of business consistent with disbursements of such parties prior to the Seventeenth Amendment Effective Date; and (iv) for fees and costs of the Agent Financial Advisor and counsels to the Administrative Agent and Lenders) determined as of the end of any calendar week, commencing with the calendar week ending June 7, 2019, to exceed the projected amounts in the Seventeenth Amendment Budget by (i) more than 5% with respect to any Seventeenth Amendment Budget line item for professional fee disbursements for the period from the Seventeenth Amendment Effective Date through the end of such calendar week or (ii) more than 10% with respect to total disbursements for such week.

(i)          The following new Section 6.18(f) is hereby added to the Credit Agreement:

(f)          Set forth on Schedule 6.18 is a complete list of all real property assets of the Loan Parties, excluding the Mexican Loan Parties, that is, as of the Seventeenth Amendment Effective Date, subject to a Mortgage in favor of the Administrative Agent, including the street address, legal description and other identifying information regarding each such real property asset.  Upon the request of the Administrative Agent, the Borrower shall update Schedule 6.18.

(j)          Section 6.25 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 6.25          Investment Banker.  Upon the request of the Lenders, the Borrower shall cause appropriate representatives of the Investment Banker to participate in periodic status updates (which may be in the form of a telephone conference) with the Lenders, to be conducted no less frequently than weekly.  The Borrower shall deliver to the Administrative Agent, for distribution to the Lender, copies of all material reports and information distributed by the Investment Banker to third parties with respect to the Loan Parties.

(k)          Section 11.06(b)(iii)(A) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(A)          [reserved];

(l)          A new Schedule 6.18 is hereby added to the Credit Agreement in the form attached hereto as Schedule 6.18.

4.          Deferral of Twelfth Amendment Fee Payments.  The payments in respect of the Twelfth Amendment Fee that were originally due and payable under Section 5 of the Twelfth Amendment on April 1, 2019, May 1, 2019 and June 1, 2019 shall be due and payable upon the earliest to occur of (i) any Event of Default, (ii) repayment in full of all other Obligations under the Credit Agreement and (iii) the Maturity Date.

5.          Conditions Precedent.  This Amendment shall become effective as of the date hereof upon the satisfaction (or waiver by the Administrative Agent with the consent of the Lenders) of the following conditions precedent:

(a)          receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors (excluding the Mexican Loan Parties), each Lender and the Administrative Agent;

(b)          receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower attaching a copy of the Seventeenth Amendment Budget in form, detail and substance acceptable to the Lenders;

(c)          receipt by the Administrative Agent of the Management Action Plan in form, detail and substance acceptable to the Lenders;

(d)          receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower (i) attaching a copy of a confidential information memorandum and non-disclosure agreement prepared by the Investment Banker and (ii) certifying to the Lenders that copies of such materials have been distributed by the Investment Banker to one or more third parties;

(e)          receipt by the Administrative Agent of copies of all engagement agreements and related agreements executed between the Loan Parties and the Investment Banker, the terms and scope of which agreements shall be reasonably acceptable to the Lenders;

(f)          receipt by the Administrative Agent of opinions of legal counsel to the Borrower in form and substance reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender, dated as of the date hereof; and

(g)          receipt by the Administrative Agent of a certificate of each Loan Party (excluding the Mexican Loan Parties) dated as of the date hereof signed by a Responsible Officer of such Loan Party (A) certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Loan Party approving this Amendment and (B) in the case of the Borrower, certifying that, after giving effect to this Amendment, (1) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events (as defined in that certain Eighth Amendment to Credit Agreement dated as of March 30, 2018 by and among the parties hereto), and (2) no Default exists after giving effect to this Amendment.

6.          Payment of Fees and Expenses.  Without limiting the Loan Parties’ obligations under Section 11.04 of the Credit Agreement, the Borrower shall, promptly, and in any event within 5 Business Days of demand therefor, reimburse (i) the Administrative Agent for all fees and expenses of the Administrative Agent (including without limitation, all fees and expenses of US, Mexican and Canadian counsel to the Administrative Agent and financial advisors to the Administrative Agent and all appraisal, inspection and other costs incurred by the Administrative Agent) and (ii) each Lender for all reasonable out-of-pocket travel expenses of, and fees and expenses of counsel to, such Lender, in each case, incurred in connection with the Loan Documents, including without limitation this Amendment.

7.          Release.  In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Amendment, each of the undersigned Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent’s and the Lenders’ predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the undersigned Loan Parties may have or claim to have against any entity or other Person within the Lender Group.

8.          Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

9.          Representations and Warranties; No Default.  Each undersigned Loan Party represents and warrants to the Administrative Agent and each Lender that (a) any forecasts of cash flows and other projections delivered to the Administrative Agent or any Lender prior to the date hereof reflect the Borrower’s good faith estimate of the matters described therein, (b) the representations and warranties of each undersigned Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events (as defined in that certain Eighth Amendment to Credit Agreement dated as of March 30, 2018 by and among the parties hereto), and (c) after giving effect to this Amendment, no Default exists, including without limitation any Default under Section 8.01(e) of the Credit Agreement.

10.          No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.  This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

11.          Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

12.          Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
13.          Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Indiana.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Seventeenth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:	CELADON GROUP, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

GUARANTORS:	CELADON TRUCKING SERVICES, INC.

	By:	/s/ Kathryn Wouters
	Name:	Kathryn Wouters
	Title:	Senior Vice President of Finance and Treasurer

CELADON LOGISTICS SERVICES, INC.

	By:	/s/ Kathryn Wouters
	Name:	Kathryn Wouters
	Title:	Senior Vice President of Finance and Treasurer

QUALITY EQUIPMENT LEASING, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON E-COMMERCE, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

OSBORN TRANSPORTATION, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON CANADIAN HOLDINGS, LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON GROUP, INC.
SEVENTEENTH AMENDMENT

GUARANTORS:	HYNDMAN TRANSPORT LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

BEE LINE, INC.

	By:	/s/ Kathryn Wouters
	Name:	Kathryn Wouters
	Title:	Senior Vice President of Finance and Treasurer

CELADON REALTY, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

DISTRIBUTION, INC.

	By:	/s/ Kathryn Wouters
	Name:	Kathryn Wouters
	Title:	Senior Vice President of Finance and Treasurer

EAGLE LOGISTICS SERVICES INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

QUALITY COMPANIES LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON GROUP, INC.
SEVENTEENTH AMENDMENT

GUARANTORS:	TAYLOR EXPRESS, INC.

	By:	/s/ Kathryn Wouters
	Name:	Kathryn Wouters
	Title:	Senior Vice President of Finance and Treasurer

QUALITY INSURANCE LLC

	By:	/s/ Kathryn Wouters
	Name:	Kathryn Wouters
	Title:	Senior Vice President of Finance and Treasurer

VORBAS, LLC

	By:	/s/ Kathryn Wouters
	Name:	Kathryn Wouters
	Title:	Senior Vice President of Finance and Treasurer

CELADON GROUP, INC.
SEVENTEENTH AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

	By:	/s/ Troy Jefferson
	Name:	Troy Jefferson
	Title:	Senior Vice President

CITIZENS BANK, N.A., as a Lender

	By:	/s/ Christopher Rothwell
	Name:	Christopher Rothwell
	Title:	EVP

CELADON GROUP, INC.
SEVENTEENTH AMENDMENT

Schedule 6.18

Mortgaged Real Property

(attached)

CELADON GROUP, INC.
SEVENTEENTH AMENDMENT

Property
Address	9050 East 33rd Street, Indianapolis, Marion County, IN 46201
Legal Description
PARCEL I-(Fee)

A part of the Southwest Quarter of Section 20, Township 16 North, Range 5 East located in Warren Township, Marion County, Indiana being bounded as follows:

Beginning at the point of intersection of the Eastern right-of-way line of Post Road with the North line of the Southwest Quarter of Section 20, Township 16 North, Range 5 East, said Point of Beginning being South 89 degrees 24 minutes 16 seconds East (assumed bearing) 50.00 feet from the Northwest Corner of said Southwest Quarter; thence South 89 degrees 24 minutes 16 seconds East 438.35 feet along the North line of said Southwest Quarter to the Northwestern Corner of the 10.736 acre tract of land described in the Warranty Deed recorded as Instrument #1994-0002766 in the Office of the Recorder of Marion County, Indiana; thence South 00 degrees 35 minutes 59 seconds West 757.04 feet along the Western boundary of said 10.736 acre tract of land to its Southwestern Corner of the centerline of an easement described in the Declaration of Access and Utility Easement recorded as Instrument #8900061752 by said Recorder (“33rd Street”), said point being on a non-tangent curve concave to the South and being North 01 degrees 25 minutes 24 seconds East 395.14 feet from the radius point of said curve; thence Westerly 5.68 feet along said centerline and along said curve to its point of tangency, said point of tangency being North 00 degrees 35 minutes 59 seconds East 395.14 feet from the radius point of said curve; thence North 89 degrees 24 minutes 01 second West 435.00 feet along said centerline to the Eastern right-of-way line of Post Road; thence North 00 degrees 46 minutes 35 seconds East 756.97 feet along the Eastern right-of-way line of Post Road to the Point of Beginning.

PARCEL II-(Easement)

Non-exclusive easement for Ingress, Egress, and Utilities as created by the Declaration of Access and Utility Easement by and between Hunter Creek Development Corporation and Post Road Limited Partnership recorded June 28, 1989 as Instrument No. 89-61752. Said Declaration amended by First Amendment to Declaration of Access and Utility Easement recorded August 31, 1995 as Instrument No. 95-108216.

Property
Address	9702 East 30th Street, Indianapolis, Marion County, IN 46229
Legal Description
Real property in the City of Indianapolis, County of Marion, State of Indiana, described as follows:
PART OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN MARION COUNTY, INDIANA BEING DESCRIBED AS FOLLOWS:

 COMMENCING AT THE SOUTHWEST CORNER OF SAID SOUTHEAST QUARTER SECTION; THENCE ON AN ASSUMED BEARING OF NORTH 89 DEGREES 48 MINUTES 03 SECONDS EAST ALONG THE SOUTH LINE THEREOF A DISTANCE OF 682.10 FEET TO THE POINT OF BEGINNING; THENCE NORTH 00 DEGREES 00 MINUTES 39 SECONDS EAST PARALLEL WITH THE WEST LINE OF SAID HALF QUARTER SECTION A DISTANCE OF 1337.39 FEET TO THE NORTH LINE THEREOF; THENCE NORTH 89 DEGREES 46 MINUTES 15 SECONDS EAST ALONG SAID NORTH LINE A DISTANCE OF 651.40 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 39 SECONDS WEST PARALLEL WITH THE WEST LINE OF SAID HALF-QUARTER SECTION A DISTANCE OF 1337.74 FEET TO THE SOUTH LINE THEREOF; THENCE SOUTH 89 DEGREES 48 MINUTES 03 SECONDS WEST ALONG SAID SOUTH LINE A DISTANCE OF 651.40 FEET TO THE POINT OF BEGINNING.

EXCEPT:

 PART OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN MARION COUNTY, INDIANA BEING DESCRIBED AS FOLLOWS:

 COMMENCING AT THE SOUTHWEST CORNER OF SAID SOUTHEAST QUARTER SECTION; THENCE NORTH 89 DEGREES 48 MINUTES 03 SECONDS EAST (BASIS OF BEARING PER INSTRUMENT #860080911 IN THE OFFICE OF THE RECORDER IN MARION COUNTY, INDIANA) ALONG THE SOUTH LINE THEREOF A DISTANCE OF 682.10 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST PARALLEL WITH THE WEST LINE OF SAID HALF-QUARTER SECTION A DISTANCE OF 1317.24 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST A DISTANCE OF 20.00 FEET TO THE NORTH LINE OF SAID SOUTH HALF; THENCE NORTH 89 DEGREES 46 MINUTES 13 SECONDS EAST ALONG SAID NORTH LINE A DISTANCE OF 401.32 FEET; THENCE SOUTH 00 DEGREES 13 MINUTES 47 SECONDS EAST A DISTANCE OF 20.00 FEET; THENCE SOUTH 89 DEGREES 46 MINUTES 13 SECONDS WEST PARALLEL WITH SAID NORTH LINE A DISTANCE OF 401.40 FEET TO THE PONT OF BEGINNING, CONTAINING 0.18 ACRES, MORE OR LESS.

 ALSO:

(NOT FEE EASEMENT)

 AN INGRESS AND EGRESS EASEMENT RECORDED APRIL 10, 2015 AS INSTRUMENT NO. 201500032594, IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PART OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN MARION COUNTY, INDIANA BEING DESCRIBED AS FOLLOWS:

 COMMENCING AT THE SOUTHWEST CORNER OF SAID SOUTHEAST QUARTER SECTION; THENCE NORTH 89 DEGREES 48 MINUTES 03 SECONDS EAST (BASIS OF BARING PER INSTRUMENT NO. 860080911 IN THE OFFICE OF THE RECORDER IN MARION COUNTY, INDIANA) ALONG THE SOUTH LINE THEREOF A DISTANCE OF 682.10 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST PARALLEL WITH THE WEST LINE OF SAID HALF QUARTER SECTION A DISTANCE OF 1292.79 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST A DISTANCE OF 44.45 FEET TO THE NORTH LINE OF SAID SOUTH HALF; THENCE SOUTH 89 DEGREES 46 MINUTES 13 SECONDS WEST ALONG SAID NORTH LINE A DISTANCE OF 47.55 FEET; THENCE SOUTH 47 DEGREES 03 MINUTES 26 SECONDS EAST A DISTANCE OF 64.97 FEET TO THE POINT OF BEGINNING, CONTAINING 0.02 ACRES, MORE OR LESS.

ALSO:

(NOT FEE EASEMENT)

AN INGRESS AND EGRESS EASEMENT RECORDED APRIL 10, 2015 AS INSTRUMENT NO. 201500032593, IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

 PART OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN MARION COUNTY, INDIANA BEING DESCRIBED AS FOLLOWS:

 COMMENCING AT THE SOUTHWEST CORNER OF SAID SOUTHEAST QUARTER SECTION; THENCE NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST (BASIS OF BEARINGS IS NORTH 89 DEGREES 48 MINUTES 03 SECONDS EAST ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER SECTION, PER INSTRUMENT NO. 860080911 IN THE OFFICE OF THE RECORDER IN MARION COUNTY, INDIANA) ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER A DISTANCE OF 1336.88 FEET TO THE SOUTHWEST CORNER OF THE NORTH HALF OF SAID SOUTHEAST QUARTER; THENCE NORTH 89 DEGREES 46 MINUTES 13 SECONDS EAST ALONG THE SOUTH LINE OF SAID NORTH HALF A DISTANCE OF 634.55 FEET TO THE POINT OF BEGINNING; THENCE NORTH 47 DEGREES 03 MINUTES 26 SECONDS WEST A DISTANCE OF 88.10 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 52 SECONDS EAST A DISTANCE OF 82.07 FEET TO THE FORMER NORTH RIGHT-OF-WAY LINE OF A RAILROAD, BEING THE NORTH LINE OF A TRACT OF LAND DESCRIBED IN INSTRUMENT NO. 1999-192503 IN SAID RECORDER'S OFFICE; THENCE NORTH 77 DEGREES 07 MINUTES 39 SECONDS EAST ALONG SAID NORTH RIGHT-OF-WAY LINE A DISTANCE OF 51.29 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 52 SECONDS WEST A DISTANCE OF 71.73 FEET; THENCE SOUTH 47 DEGREES 03 MINUTES 26 SECONDS EAST A DISTANCE OF 119.61 FEET TO THE SOUTH LINE OF SAID NORTH HALF; THENCE SOUTH 89 DEGREES 46 MINUTES 13 SECONDS WEST ALONG SAID SOUTH LINE A DISTANCE OF 73.08 FEET TO THE POINT OF BEGINNING, CONTAINING 0.21 ACRES, MORE OR LESS.

 ALSO:

(NOT FEE EASEMENT)

AN INGRESS AND EGRESS EASEMENT RECORDED APRIL 10, 2015 AS INSTRUMENT NO. 201500032593 , IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

 PART OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN MARION COUNTY, INDIANA BEING DESCRIBED AS FOLLOWS:

 COMMENCING AT THE SOUTHWEST CORNER OF SAID SOUTHEAST QUARTER SECTION; THENCE NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST (BASIS OF BEARINGS IS NORTH 89 DEGREES 48 MINUTES 03 SECONDS EAST ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER SECTION, PER INSTRUMENT NO. 860080911 IN THE OFFICE OF THE RECORDER IN MARION COUNTY, INDIANA) ALONG THE SOUTH LINE THEREOF A DISTANCE OF 682.10 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST PARALLEL WITH THE WEST LINE OF SAID HALF QUARTER SECTION A DISTANCE OF 1317.24 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST A DISTANCE OF 20.00 FEET TO THE NORTH LINE OF SAID SOUTH HALF; THENCE NORTH 89 DEGREES 46 MINUTES 13 SECONDS EAST ALONG SAID NORTH LINE A DISTANCE OF 25.53 FEET; THENCE SOUTH 47 DEGREES 03 MINUTES 26 SECONDS EAST A DISTANCE OF 29.23 FEET; THENCE SOUTH 89 DEGREES 46 MINUTES 13 SECONDS WEST PARALLEL WITH SAID NORTH LINE A DISTANCE OF 46.92 FEET TO THE POINT OF BEGINNING, CONTAINING 724.5 SQUARE FEET, MORE OR LESS.

APN:

Property
Address	9503 East 33rd Street, Indianapolis, Marion County, IN 46235
Legal Description
Real property in the City of Indianapolis, County of Marion, State of Indiana, described as follows:

PARCEL I

 A PART OF THE SOUTHWEST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST AND A PART OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST LOCATED IN WARREN TOWNSHIP, MARION COUNTY, INDIANA BEING BOUNDED AS FOLLOWS:

 COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST; THENCE SOUTH 00 DEGREES 46 MINUTES 35 SECONDS WEST (ASSUMED BEARING) 1,339.38 FEET ALONG THE WEST LINE OF SAID SOUTHWEST QUARTER TO THE SOUTHWEST CORNER OF THE NORTH HALF OF SAID SOUTHWEST QUARTER, SAID CORNER BEING THE MIDPOINT OF THE WEST LINE OF SAID SOUTHWEST QUARTER; THENCE SOUTH 89 DEGREES 26 MINUTES 38 SECONDS EAST 2,459.85 FEET ALONG THE SOUTH LINE OF THE NORTH HALF OF SAID SOUTHWEST QUARTER TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTH 00 DEGREES 52 MINUTES 19 SECONDS EAST 451.69 FEET; THENCE NORTH 06 DEGREES 51 MINUTES 58 SECONDS EAST 53.83 FEET; THENCE NORTH 69 DEGREES 13 MINUTES 35 SECONDS EAST 125.05 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE LEFT, SAID POINT OF CURVATURE BEING SOUTH 20 DEGREES 46 MINUTES 25 SECONDS EAST 425.14 FEET FROM THE RADIUS POINT OF SAID CURVE; THENCE EASTERLY AND NORTHEASTERLY 68.41 FEET ALONG SAID CURVE TO A POINT OF REVERSE CURVATURE, SAID POINT OF REVERSE CURVATURE BEING SOUTH 29 DEGREES 59 MINUTES 33 SECONDS EAST 425.14 FEET FROM THE RADIUS POINT OF SAID CURVE AND BEING NORTH 29 DEGREES 59 MINUTES 33 SECONDS WEST 365.14 FEET FROM THE RADIUS POINT OF A REVERSE CURVE; THENCE NORTHEASTERLY AND EASTERLY 194.96 FEET ALONG SAID REVERSE CURVE TO ITS POINT OF TANGENCY, SAID POINT OF TANGENCY BEING NORTH 00 DEGREES 35 MINUTES 59 SECONDS EAST 365.14 FEET FROM THE RADIUS POINT OF SAID CURVE; THENCE SOUTH 89 DEGREES 24 MINUTES 01 SECONDS EAST 158.32 FEET; THENCE NORTH 00 DEGREES 54 MINUTES 45 SECONDS EAST 60.00 FEET PARALLEL WITH THE EASTERN BOUNDARY OF THE 96.920 ACRE TRACT OF LAND DESCRIBED IN THE DEED RECORDED AS INSTRUMENT NO. 88-100604 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 89 DEGREES 24 MINUTES 01 SECOND EAST 230.00 FEET; THENCE NORTH 27 DEGREES 24 MINUTES 53 SECONDS EAST 44.82 FEET TO THE EASTERN BOUNDARY OF SAID 96.920 ACRE TRACT OF LAND, THE NEXT THREE (3) COURSES ARE ALONG THE BOUNDARY OF SAID 96.920 ACRES TRACT OF LAND: 1) THENCE SOUTH 00 DEGREES 54 MINUTES 45 SECONDS WEST 589.77 FEET; 2) THENCE SOUTH 77 DEGREES 57 MINUTES 40 SECONDS WEST 647.45 FEET TO THE SOUTH LINE OF THE NORTH HALF OF SAID SOUTHWEST QUARTER; 3) THENCE NORTH 89 DEGREES 26 MINUTES 38 SECONDS WEST 145.61 FEET ALONG THE SOUTH LINE OF THE NORTH HALF OF SAID SOUTHWEST QUARTER TO THE POINT OF BEGINNING.

 PARCEL II

A PART OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST LOCATED IN WARREN TOWNSHIP, MARION COUNTY, INDIANA BEING BOUNDED AS FOLLOWS:

 COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST; THENCE SOUTH 00 DEGREES 51 MINUTES 36 SECONDS WEST (ASSUMED BEARING) 2,677.26 FEET ALONG THE EAST LINE OF SAID NORTHEAST QUARTER TO THE SOUTHEAST CORNER OF SAID NORTHEAST QUARTER AND TO THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE NORTH 89 DEGREES 21 MINUTES 45 SECONDS WEST 1,130.63 FEET ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER TO ITS POINT OF INTERSECTION WITH THE NORTHERLY EXTENSION OF THE WESTERN BOUNDARY OF THE 2.276 ACRE TRACT OF LAND DESCRIBED IN THE WARRANTY DEED RECORDED AS INSTRUMENT NO. 94-119823 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA AND TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTH 89 DEGREES 21 MINUTES 45 SECONDS WEST 931.37 FEET ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER TO A POINT BEING SOUTH 89 DEGREES 21 MINUTES 45 SECONDS EAST 570.57 FEET FROM THE NORTHWEST CORNER OF SAID SOUTHEAST QUARTER, SAID POINT ALSO BEING ON THE BOUNDARY OF PARCEL III, AS DESCRIBED IN EXHIBIT “A” OF THE TRUSTEE'S DEED RECORDED AS INSTRUMENT NO. 90-10709 IN SAID RECORDER'S OFFICE, THE NEXT FOUR (4) COURSES ARE ALONG THE BOUNDARY OF SAID PARCEL III: 1) THENCE SOUTH 00 DEGREES 54 MINUTES 24 SECONDS WEST 1,195.54 FEET; 2) THENCE NORTH 77 DEGREES 57 MINUTES 40 SECONDS EAST 769.19 FEET; 3) THENCE NORTH 00 DEGREES 44 MINUTES 16 SECONDS EAST 706.73 FEET TO A POINT BEING 320.00 FEET (MEASURED SOUTHERLY IN A PERPENDICULAR DIRECTION) FROM THE NORTH LINE OF SAID SOUTHEAST QUARTER; 4) THENCE SOUTH 89 DEGREES 21 MINUTES 45 SECONDS EAST 184.10 FEET PARALLEL WITH THE NORTH LINE OF SAID SOUTHEAST QUARTER TO THE SOUTHWESTERN CORNER OF SAID 2.275 ACRE TRACT OF LAND; THENCE NORTH 00 DEGREES 51 MINUTES 08 SECONDS EAST 320.00 FEET ALONG THE WESTERN BOUNDARY OF SAID 2.275 ACRE TRACT OF LAND AND ALONG THE NORTHERLY EXTENSION OF THE WESTERN BOUNDARY OF SAID 2.275 ACRE TRACT OF LAND TO THE POINT OF BEGINNING.

 PARCEL III

 A PART OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST LOCATED IN WARREN TOWNSHIP, MARION COUNTY, INDIANA BEING BOUNDED AS FOLLOWS:

 COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST; THENCE SOUTH 00 DEGREES 51 MINUTES 36 SECONDS WEST (ASSUMED BEARING) 2,677.26 FEET ALONG THE EAST LINE OF SAID NORTHEAST QUARTER TO THE SOUTHEAST CORNER OF SAID NORTHEAST QUARTER AND TO THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE NORTH 89 DEGREES 21 MINUTES 45 SECONDS WEST 2,062.00 FEET ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER TO A POINT BEING SOUTH 89 DEGREES 21 MINUTES 45 SECONDS EAST 570.57 FEET FROM THE NORTHWEST CORNER OF SAID SOUTHEAST QUARTER OF SAID POINT BEING ON THE BOUNDARY OF PARCEL III, AS DESCRIBED IN EXHIBIT “A” OF THE TRUSTEE'S DEED RECORDED AS INSTRUMENT NO. 90-10709 IN SAID RECORDER'S OFFICE AND BEING THE NORTHEASTERN CORNER OF THE 96.920 ACRE TRACT OF LAND DESCRIBED IN THE DEED RECORDED AS INSTRUMENT NO. 88-100604 IN SAID RECORDER'S OFFICE; THENCE SOUTH 00 DEGREES 54 MINUTES 24 SECONDS WEST 605.80 FEET ALONG THE BOUNDARY OF SAID PARCEL III, TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE SOUTH 00 DEGREES 54 MINUTES 24 SECONDS WEST 589.74 FEET ALONG THE BOUNDARY OF SAID PARCEL III TO A SOUTHWESTERN CORNER OF SAID PARCEL III ON THE FORMER NORTHERN RIGHT OF WAY LINE OF THE PENN CENTRAL RAILROAD (REFERENCE INSTRUMENT NO. 90-10709); THENCE SOUTH 77 DEGREES 57 MINUTES 40 SECONDS WEST 0.12 FEET ALONG THE FORMER NORTHERN RIGHT OF WAY LINE OF THE PENN CENTRAL RAILROAD AND ALONG THE FORMER NORTHERN RIGHT OF WAY LINE OF THE OLD C.C.C. AND ST. LOUIS RAILROAD (REFERENCE INSTRUMENT NO. 88-100604) TO THE SOUTHEASTERN CORNER OF SAID 96.920 ACRE TRACT OF LAND; THENCE NORTH 00 DEGREES 54 MINUTES 45 SECONDS EAST 589.77 FEET ALONG THE EASTERN BOUNDARY OF SAID 96.920 ACRE TRACT OF LAND; THENCE SOUTH 89 DEGREES 05 MINUTES 25 SECONDS EAST 0.06 FEET TO THE POINT OF BEGINNING.

PARCEL IV

 PART OF THE NORTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN MARION COUNTY, INDIANA BEING DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SOUTHEAST QUARTER SECTION; THENCE NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST (BASIS OF BEARINGS IS NORTH 89 DEGREES 48 MINUTES 03 SECONDS EAST ALONG THE SOUTH LINE OF SOUTHEAST QUARTER SECTION, PER INSTRUMENT NO. 860080911 IN THE OFFICE OF THE RECORDER IN MARION COUNTY, INDIANA) ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER A DISTANCE OF 1336.88 FEET TO THE SOUTHWEST CORNER OF THE NORTH HALF OF SAID SOUTHEAST QUARTER A DISTANCE OF 1336.88 FEET TO THE SOUTHWEST CORNER OF THE NORTH HALF OF SAID SOUTHEAST QUARTER AND THE POINT OF BEGINNING; THENCE CONTINUING NORTH 00 DEGREES 00 MINUTES 48 SECONDS WEST ALONG SAID WEST LINE A DISTANCE OF 14.35 FEET TO THE FORMER NORTH RIGHT-OF-WAY LINE OF A RAILROAD, BEING THE NORTH LINE OF A TRACT OF LAND DESCRIBED IN INSTRUMENT NO. 1999-192503 IN SAID OFFICE OF THE RECORDER; THENCE NORTH 77 DEGREES 07 MINUTES 39 SECONDS EAST ALONG SAID NORTH LINE A DISTANCE OF 584.77 FEET TO THE SOUTHEAST CORNER OF THAT TRACT OF LAND A DESCRIBED IN INSTRUMENT NO. 2011-67098 IN SAID OFFICE OF THE RECORDER; THENCE SOUTH 00 DEGREES 00 MINUTES 52 SECONDS WEST ALONG THE SOUTHERLY EXTENSION OF THE EAST LINE OF SAID TRACT OF LAND A DISTANCE OF 82.07 FEET TO THE FORMER SOUTH RIGHT-OF-WAY LINE OF SAID RAILROAD; THENCE SOUTH 37 DEGREES 55 MINUTES 47 SECONDS WEST A DISTANCE OF 76.66 FEET TO THE SOUTH LINE OF SAID NORTH HALF; THENCE SOUTH 89 DEGREES 46 MINUTES 13 SECONDS WEST A LONG SAID SOUTH LINE A DISTANCE OF 522.94 FEET TO THE POINT OF BEGINNING, CONTAINING 0.99 ACRES, MORE OR LESS.

 EXCEPT THE FOLLOWING CONVEYED BY CORPORATE SPECIAL WARRANTY DEED RECORDED APRIL 10, 2015 AS INSTRUMENT NO. 201500032567, DESCRIBED AS FOLLOWS:

 PART OF THE NORTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN MARION COUNTY, INDIANA BEING DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER; THENCE SOUTH 89 DEGREES 44 MINUTES 23 SECONDS WEST (ASSUMED BEARING) ALONG THE NORTH LINE OF SAID QUARTER A DISTANCE OF 1130.70 FEET TO THE NORTHERLY EXTENSION OF THE WEST LINE OF A TRACT OF LAND DESCRIBED IN INSTRUMENT 1994-0119823 IN THE OFFICE OF THE RECORDER IN MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 17 SECONDS EAST ALONG SAID WEST LINE AND THE EXTENSION THEREOF A DISTANCE OF 320.00 FEET; THENCE SOUTH 89 DEGREES 44 MINUTES 23 SECONDS WEST PARALLEL WITH SAID NORTH LINE A DISTANCE OF 183.19 FEET TO A CORNER OF A TRACT OF LAND DESCRIBED IN INSTRUMENT NO. 2011-67098 IN SAID RECORDER'S OFFICE AND THE POINT OF BEGINNING; THENCE SOUTH 00 DEGREES 05 MINUTES 45 SECONDS EAST ALONG AN EAST LINE OF SAID TRACT OF LAND A DISTANCE OF 706.88 FEET TO THE FORMER NORTH RIGHT-OF-WAY LINE OF A RAILROAD, BEING THE NORTH LINE OF A TRACT OF LAND DESCRIBED IN INSTRUMENT NO. 92-145897 IN SAID RECORDER'S OFFICE; THENCE SOUTH 77 DEGREES 07 MINUTES 39 SECONDS WEST ALONG SAID LINE A DISTANCE OF 17.43 FEET; THENCE NORTH 00 DEGREES 05 MINUTES 45 SECONDS WEST A DISTANCE OF 710.69 FEET; THENCE NORTH 89 DEGREES 44 MINUTES 23 SECONDS EAST PARALLEL WITH SAID NORTH LINE OF THE QUARTER SECTION A DISTANCE OF 17.00 FEET TO THE POINT OF BEGINNING, CONTAINING 0.28 ACRES, MORE OR LESS.

ALSO:

 (NOT FEE EASEMENT)

 EASEMENTS FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS, RECORDED APRIL 10, 2015 AS INSTRUMENT NO'S 201500032593 AND 201500032594, IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA AND MORE PARTICULARLY DESCRIED AS FOLLOWS:

 PART OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN MARION COUNTY, INDIANA BEING DESCRIBED AS FOLLOWS:

 COMMENCING AT THE SOUTHWEST CORNER OF SAID SOUTHEAST QUARTER SECTION; THENCE NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST (BASIS OF BEARINGS IS NORTH 89 DEGREES 48 MINUTES 03 SECONDS EAST ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER SECTION, PER INSTRUMENT #860080911 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA) ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER A DISTANCE OF 1336.88 FEET TO THE SOUTHWEST CORNER OF THE NORTH HALF OF SAID SOUTHEAST QUARTER; THENCE NORTH 89 DEGREES 46 MINUTES 13 SECONDS EAST ALONG THE SOUTH LINE OF SAID NORTH HALF A DISTANCE OF 634.55 FEET TO THE POINT OF BEGINNING; THENCE NORTH 47 DEGREES 03 MINUTES 26 SECONDS WEST A DISTANCE OF 88.10 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 52 SECONDS EAST A DISTANCE OF 82.07 FEET TO THE FORMER NORTH RIGHT-OF-WAY LINE OF A RAILROAD, BEING THE NORTH LINE OF A TRACT OF LAND DESCRIBED IN INSTRUMENT #1999-192503 IN SAID RECORDER'S OFFICE; THENCE NORTH 77 DEGREES 07 MINUTES 39 SECONDS EAST ALONG SAID NORTH RIGHT-OF-WAY LINE A DISTANCE OF 51.29 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 52 SECONDS WEST A DISTANCE OF 71.73 FEET; THENCE SOUTH 47 DEGREES 03 MINUTES 26 SECONDS EAST A DISTANCE OF 119.61 FEET TO THE SOUTH LINE OF SAID NORTH HALF; THENCE SOUTH 89 DEGREES 46 MINUTES 13 SECONDS WEST ALONG SAID SOUTH LINE A DISTANCE OF 73.08 FEET TO THE POINT OF BEGINNING, CONTAINING 0.21 ACRES, MORE OR LESS.

ALSO:

 (NOT FEE EASEMENT)

 PART OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN MARION COUNTY INDIANA BEING DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF SAID SOUTHEAST QUARTER SECTION; THENCE NORTH 89 DEGREES 48 MINUTES 03 SECONDS EAST (BASIS OF BEARING PER INSTRUMENT #860080911 IN THE OFFICE OF THE RECORDER IN MARION COUNTY, INDIANA) ALONG THE SOUTH LINE THEREOF A DISTANCE OF 682.10 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST PARALLEL WITH THE WEST LINE OF SAID HALF QUARTER SECTION A DISTANCE OF 1317.24 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST A DISTANCE OF 20.00 FEET TO THE NORTH LINE OF SAID SOUTH HALF; THENCE NORTH 89 DEGREES 46 MINUTES 13 SECONDS EAST ALONG SAID NORTH LINE A DISTANCE OF 25.53 FEET; THENCE SOUTH 47 DEGREES 03 MINUTES 26 SECONDS EAST A DISTANCE OF 29.23 FEET; THENCE SOUTH 89 DEGREES 46 MINUTES 13 SECONDS WEST PARALLEL WITH SAID NORTH LINE A DISTANCE OF 46.92 FEET TO THE POINT OF BEGINNING, CONTAINING 724.5 SQUARE FEET, MORE OR LESS.

 ALSO:

 (NOT FEE EASEMENT)

 PART OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN MARION COUNTY, INDIANA BEING DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF SAID SOUTHEAST QUARTER SECTION; THENCE NORTH 89 DEGREES 48 MINUTES 03 SECONDS EAST (BASIS OF BEARING PER INSTRUMENT #860080911 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA) ALONG THE SOUTH LINE THEREOF A DISTANCE OF 682.10 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST PARALLEL WITH THE WEST LINE OF SAID HALF-QUARTER SECTION A DISTANCE OF 1292.79 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTH 00 DEGREES 00 MINUTES 28 SECONDS WEST A DISTANCE OF 44.45 FEET TO THE NORTH LINE OF SAID SOUTH HALF; THENCE SOUTH 89 DEGREES 46 MINUTES 13 SECONDS WEST ALONG SAID NORTH LINE A DISTANCE OF 47.5 FEET; THENCE SOUTH 47 DEGREES 03 MINUTES 26 SECONDS WEST ALONG SAID NORTH LINE A DISTANCE OF 47.55 FEET; THENCE SOUTH 47 DEGREES 03 MINUTES 26 SECONDS EAST A DISTANCE OF 64.97 FEET TO THE POINT OF BEGINNING, CONTAINING 0.02 ACRES, MORE OR LESS.

APN:

Property
Address	13601 Mercury Drive, Laredo, Webb County, TX 78045
Legal Description
TRACT A:

A 50.20 (2,186,532 S.F.) acre tract of land, situated in Porcion 12, Santiago Sanchez, Original Grantee, Abstract 278, Webb County, Texas; being out of a tract known as N.D. Hachar Ranch containing 6,132.06 acres as recorded in Volume 303, Pages 164-173, Deed Records of Webb County, Texas, this 50.20 acre tract of land being more particularly described as follows:

BEGINNING at a found concrete monument being a deflection point on Travel Center of America Plat as per plat recorded in Volume 26, Pages 10-17 of the Webb County Map Records, Texas also being an exterior corner of N.D. Hachar Industrial Park, Phase I as per plat recorded in Volume 29, Pages 17-18 of the Webb County Map Records, Texas, for the most Southerly Southwest corner of the tract and the true POINT OF BEGINNING;

THENCE, North 11 degrees 06 minutes 20 seconds East, along the East boundary of said N.D. Hachar Industrial Park, Phase I also being the East boundary line of Lot 8, Block 1, 20.27 acres out of said N.D. Hachar Industrial Park, Phase I, a distance of 1092.43 feet to block fence corner being the Northeast corner of a 5.85 acre tract owned by B&E Legacy Properties, LLC (un-platted) as recorded in Volume 3330, Pages 497-510 of the Webb County Deed Records, Texas, for an interior corner hereof;

THENCE, North 78 degrees 52 minutes 51 seconds West, along the northerly boundary line of said 5.85 acre tract, a distance of 1019.30 feet, a found 1/2” iron rod for an interior corner hereof;

THENCE, North 11 degrees 06 minutes 20 seconds East, a distance of 641.12 feet, to a set 1/2” iron rod for the Northwest corner of this tract approximately 25 feet from the North boundary line of said 6132.06 acre tract, for an exterior corner hereof;

THENCE, North 67 degrees 37 minutes 47 seconds East, paralleling with a 25 foot offset the North boundary line of said 6132.06 acre tract, a distance of 1193.20 feet to a set 1/2” iron rod, for the most Northerly corner hereof;

THENCE, South 22 degrees 29 minutes 08 seconds East a distance of 334.13 feet to a set 1/2” iron rod for an interior corner hereof;

THENCE, South 78 degrees 53 minutes 40 seconds East, a distance of 219.26 feet to a set 1/2” iron rod for an exterior corner hereof;

THENCE, South 11 degrees 07 minutes 09 seconds West, a distance of 821.27 feet to a set 1/2” iron rod for an interior corner hereof;

THENCE, South 78 degrees 52 minutes 51 seconds East, a distance of 215.10 feet to a set 1/2” iron rod, for an exterior corner hereof;

THENCE, South 11 degrees 06 minutes 20 seconds West, a distance of 1593.24 feet to a set 1/2” iron rod being on the North boundary line of Travel Center of America Plat, for the most Southerly corner hereof;

THENCE, North 52 degrees 03 minutes 50 seconds West, along the North boundary line of said Travel Center of America Plat, a distance of 666.78 feet to the POINT OF BEGINNING for this 50.20 acre tract of land, more or less.

TRACT B:

A 1.36 (59,266 S.F.) acre tract of land situated in Porcion 12, Santiago Sanchez, Original Grantee, Abstract 278, Webb County, Texas; being out of a tract known as N.D. Hachar Ranch, containing 6,132.06 acres as recorded in Volume 303, Pages 164-173, Deed Records of Webb County, Texas, this 1.36 acre tract of land being more particularly described as follows:

COMMENCING at a found concrete monument being a deflection point on Travel Center of America Plat as per plat recorded in Volume 26, Pages 10-17 of the Webb County Map Records, Texas, also being an exterior corner of N.D. Hachar Industrial Park, Phase 1 as per plat recorded in Volume 29, Pages 17-18 of the Webb County Map Records, Texas;

THENCE, North 35 degrees 49 minutes 41 seconds East, a distance of 1422.68 feet to a set 1/2” iron rod being on a curve having a radius of 882.01 feet, a chord of South 85 degrees 01 minutes 42 seconds East, 188.91 feet, the Northwest of the tract and the TRUE POINT OF BEGINNING;

THENCE, along said curve right, an arc length of 189.27 feet to a set 1/2” iron rod for a point of tangency;

THENCE, North 88 degrees 49 minutes 26 seconds East, a distance of 280.34 feet to a set 1/2” iron rod being on a curve having a radius of 865.00 feet, a chord of South 76 degrees 59 minutes 11 seconds East, 424.08 feet;

THENCE, along said curve right an arc length of 428.45 feet to a set 1/2” iron rod, for a point of tangency hereof;

THENCE, South 62 degrees 47 minutes 48 seconds East, a distance of 22.68 feet to a set 1/2” iron rod being on the East boundary line of said 6,132.06 acre tract also being the right of way line of Interstate Highway 35, for an exterior corner hereof;

THENCE South 26 degrees 53 minutes 04 seconds West, along the East boundary line of said 6,132.06 acre tract same being the West right of way line of Interstate Highway 35, a distance of 65.00 feet to a set 1/2” iron rod, for an exterior corner hereof;

THENCE, North 62 degrees 47 minutes 48 seconds West, a distance of 23.05 feet to a set 1/2” iron rod being point tangent on a curve having a radius of 800.00 feet, a chord of North 76 degrees 59 minutes 11 seconds West, 392.25 feet;

THENCE, along said curve left an arc length of 396.25 feet to a set 1/2” iron rod, for a point of tangency;

THENCE, South 88 degrees 49 minutes 26 seconds West, a distance of 280.34 feet to a set 1/2” iron rod being on curve having a radius of 947.01 feet, chord of North 85 degrees 01 minutes 42 seconds West, 202.81 feet;

THENCE, along said curve right an arc length of 203.20 feet to a set 1/2” iron rod, for an exterior corner hereof;

THENCE, North 11 degrees 06 minutes 20 seconds East, a distance of 65.00 feet to the POINT OF BEGINNING for this 1.36 acre tract of land, more or less.

TRACT C:

A 1.59 (69,182 S.F.) acre tract of land, situated in Porcion 12, Santiago Sanchez, Original Grantee, Abstract 278, Webb County, Texas, being out of a tract known as N.D. Hachar Ranch, containing 6132.06 acres as recorded in Volume 303, Pages 164-173, Deed Records of Webb County, Texas; this 1.59 acre tract of land being more particularly described as follows:

COMMENCING at a found concrete monument being a deflection point on Travel Center of America Plat as per plat recorded in Volume 26, Pages 10-17 of the Webb County Map Records, Texas also being an exterior corner of N.D. Hachar Industrial Park, Phase I as per plat recorded in Volume 29, Pages 17-18 of the Webb County Map Records, Texas;

THENCE North 39 degrees 19 minutes 18 seconds West, a distance of 1322.37 feet to a found 1/2” iron rod being the Northwest corner of Lot 8, Block 1 of N.D. Hachar Industrial Park, Phase I as per map recorded in Volume 29, Pages 17-18 of the Webb County Map Records, Texas also being on the Northeast corner of right of way of Mercury Drive of same said N.D. Hachar Industrial Park, Phase I, for the most Southeast corner of the tract and the true POINT OF BEGINNING;

THENCE, North 78 degrees 42 minutes 29 seconds West, along the Northerly boundary line of said N.D. Hachar Industrial Park, Phase I, same being the North right of way line of Mercury Drive, a distance of 80.00 feet, a found 1/2” iron rod being the Northeast corner of Lot 3, Block 2 of same said Phase I, for the Southwest corner hereof;

THENCE, North 11 degrees 06 minutes 20 seconds East, a distance of 838.20 feet, to a set 1/2” iron rod for the Northwest corner of this tract approximately 25 feet front the North boundary line of said 6132.06 acre tract, for an exterior corner hereof;

THENCE, North 67 degrees 37 minutes 47 seconds East, paralleling the North boundary line of said 6132.06 acre tract, a distance of 95.91 feet to a set 1/2” iron rod, for the most Northerly corner hereof;

THENCE, South 11 degrees 06 minutes 20 seconds West, a distance of 891.36 feet to the POINT OF BEGINNING for this 1.59 acre tract of land, more or less.

Property
Address	9920 East 30th Street, Indianapolis, Marion County, IN 46229
Legal Description
Real property in the City of Indianapolis, County of Marion, State of Indiana, described as follows:

PARCEL I:

A PART OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN WARREN TOWNSHIP OF MARION COUNTY, INDIANA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN WARREN TOWNSHIP OF MARION COUNTY, INDIANA, THENCE SOUTH 89 DEGREES 25 MINUTES 28 SECONDS WEST (ASSUMED BEARING) ALONG THE SOUTH LINE OF SAID QUARTER SECTION A DISTANCE OF 200.00 FEET; THENCE NORTH 00 DEGREES 22 MINUTES 39 SECONDS WEST 55.00 FEET; THENCE SOUTH 89 DEGREES 25 MINUTES 28 SECONDS WEST PARALLEL WITH SAID SOUTH LINE 400.00 FEET TO A POINT ON THE EAST LINE OF REAL ESTATE AS CONTAINED IN INSTRUMENT NO. 92-27605 AND FOUND IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE NORTH 00 DEGREES 22 MINUTES 41 SECONDS WEST ALONG SAID EAST LINE 545.00 FEET; THENCE NORTH 89 DEGREES 31 MINUTES 40 SECONDS EAST 555.00 FEET; THENCE SOUTH 00 DEGREES 22 MINUTES 49 SECONDS EAST 399.00 FEET; THENCE NORTH 89 DEGREES 25 MINUTES 28 SECONDS EAST 45.00 FEET; THENCE SOUTH 00 DEGREES 22 MINUTES 22 SECONDS EAST 200.00 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PART DESCRIBED AS FOLLOWS:

A PART OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN WARREN TOWNSHIP OF MARION COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE SOUTH 89 DEGREES 25 MINUTES 28 SECONDS WEST ALONG AND WITH THE SOUTH LINE OF SAID QUARTER SECTION A DISTANCE OF 200.00 FEET; THENCE NORTH 00 DEGREES 22 MINUTES 39 SECONDS WEST A DISTANCE OF 55.00 FEET; THENCE NORTH 75 DEGREES 24 MINUTES 13 SECONDS EAST A DISTANCE OF 20.64 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 00 DEGREES 22 MINUTES 22 SECONDS WEST A DISTANCE OF 205.00 FEET; THENCE NORTH 62 DEGREES 10 MINUTES 03 SECONDS EAST A DISTANCE OF 21.56 FEET; THENCE NORTH 89 DEGREES 31 MINUTES 40 SECONDS EAST A DISTANCE OF 90.87 FEET; THENCE SOUTH 00 DEGREES 22 MINUTES 22 SECONDS EAST A DISTANCE OF 214.71 FEET THENCE SOUTH 89 DEGREES 25 MINUTES 28 SECONDS WEST A DISTANCE OF 110.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.540 ACRES OR 23,534.419 SQUARE FEET MORE OR LESS.

PARCEL II:

A PART OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN IN WARREN TOWNSHIP OF MARION COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE SOUTH 89 DEGREES 25 MINUTES 28 SECONDS WEST ALONG AND WITH THE SOUTH LINE OF SAID QUARTER SECTION A DISTANCE OF 200.00 FEET; THENCE NORTH 00 DEGREES 22 MINUTES 39 SECONDS WEST A DISTANCE OF 55.00 FEET; THENCE NORTH 75 DEGREES 24 MINUTES 13 SECONDS EAST A DISTANCE OF 20.64 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 00 DEGREES 22 MINUTES 22 SECONDS WEST A DISTANCE OF 205.00 FEET; THENCE NORTH 62 DEGREES 10 MINUTES 03 SECONDS EAST A DISTANCE OF 21.56 FEET; THENCE NORTH 89 DEGREES 31 MINUTES 40 SECONDS EAST A DISTANCE OF 90.87 FEET; THENCE SOUTH 00 DEGREES 22 MINUTES 22 SECONDS EAST A DISTANCE OF 214.71 FEET THENCE SOUTH 89 DEGREES 25 MINUTES 28 SECONDS WEST A DISTANCE OF 110.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.540 ACRES OR 23,534.419 SQUARE FEET MORE OR LESS.

APN:

Property
Address	221 Cockeysville Road, Cockeysville, Baltimore County, MD 21030
Legal Description
Real property in the City of Cockeysville and Hunt Valley, County of Baltimore, State of Maryland, described as follows:

BEGINNING FOR THE SAME AT A POINT ON THE SOUTHEAST SIDE OF COCKEYSVILLE ROAD, AS WIDENED AT THE NORTHWEST CORNER OF PARCEL 1 AS SHOWN ON PLAT BOOK O.T.G. NO. 32, FOLIO 145 AND RUNNING THENCE AND BINDING ON THE OUTLINE OF SAID PLAT AND REFERRING TWO COURSES OF THIS DESCRIPTION TO THE BALTIMORE COUNTY GRID MERIDIAN SOUTH 36 DEGREES 43 MINUTES 20 SECONDS EAST 293.14 FEET, THENCE LEAVING THE SAID OUTLINE AND RUNNING FOR LINES OF DIVISION SOUTH 53 DEGREES 16 MINUTES 40 SECONDS WEST 327.54 FEET TO THE NORTHEAST SIDE OF A 50 FOOT RIGHT OF WAY FOR INGRESS, EGRESS AND FOR UTILITIES AND RUNNING THENCE AND BINDING ON THE NORTHEAST SIDE OF SAID RIGHT OF WAY NORTH 36 DEGREES 30 MINUTES 20 SECONDS WEST 124.97 FEET; AND RUNNING THENCE TO AND ALONG THE OUTLINE OF THE PLAT HEREIN REFERRED TO NORTH 53 DEGREES 16 MINUTES 40 SECONDS EAST 100.00 FEET, NORTH 36 DEGREES 31 MINUTES 20 SECONDS WEST 170.27 FEET TO THE SOUTHEAST SIDE OF COCKEYSVILLE ROAD HEREIN REFERRED TO AND RUNNING THENCE AND BINDING THEREON NORTH 53 DEGREES 48 MINUTES 14 SECONDS EAST 226.43 FEET TO THE PLACE OF BEGINNING, CONTAINING 1.7909 ACRES OF LAND, MORE OR LESS.

SUBJECT TO A TEN FOOT DRAINAGE AND UTILITY EASEMENT ALONG THE FIRST LINE OF THE ABOVE DESCRIBED PARCEL OF LAND AND SUBJECT TO A 30 FOOT AVENUE ADJACENT TO THE 5TH LINE OF THE ABOVE DESCRIBED PARCEL OF LAND.

BEING PART OF PARCEL 1, PLAT OF J&S INDUSTRIAL DEVELOPMENT, SAID PLAT BEING RECORDED AMONG THE PLAT RECORDS OF BALTIMORE COUNTY IN PLAT BOOK O.T.G. NO. 32, FOLIO 145.
APN:

Property
Address	5600 Midlothian Turnpike, Richmond, Richmond City County, VA 23225
Legal Description
Real property in the City of Richmond, County of Chesterfield, State of Virginia, described as follows:

ALL that certain lot, piece or parcel of land in the City of Richmond, Virginia, at the intersection of Erich Road and Midlothian Turnpike, with all the improvements thereon and appurtenances thereunto belonging, as more particularly shown on a plat of survey made by Downing Surveyors, Inc. dated July 19, 1991, captioned "Plat Showing Improvements on Parcel of Land Located in the City of Richmond, Virginia", a copy of which is recorded in the Clerk's Office, Circuit Court, City of Richmond, Virginia, in Plat Book 42, Page 25 containing 16.469 acres, which parcel is composed of two adjoining parcels of land as follows:

PARCEL I:

ALL that certain lot, piece or parcel of land in the City of Richmond, Virginia, on the west line of Erich Road, with all the improvements thereon and appurtenances thereunto belonging, as more particularly shown on a plat of survey made by George M. Stephens, dated December 16, 1977, entitled, "Plat of 5.012 Acres on W/L of Erich Road Richmond, Va.", a copy of which is attached to a deed of exchange between Hemmingway Transport, Inc. and Dorothy T. Estes, in Deed Book 528, Page 496, in the Clerk's Office, of the Circuit Court, of the City of Richmond (Division II), Virginia.

PARCEL II:

ALL that certain parcel of land with the improvements thereon and appurtenances thereunto belonging, lying and being in the City of Richmond, Virginia, on Midlothian Turnpike, as shown on a Plat of Survey by George M. Stephens, Jr., Certified Land Surveyor, entitled "Plat of 11.463 Acres at the Intersection of W/L Erich & the NL of U.S. Rt. 60, Richmond, Va.", dated January 11, 1978, a copy of which is recorded with a deed from Hemmingway Transport, Inc. to Dorothy T. Estes, Trustee under a Trust Agreement dated December 30, 1976, in Deed Book 528, Page 507, in the Clerk's Office, of the Circuit Court, of the City of Richmond, Virginia.

APN: C0050895001 and C0050895002

Property
Address	5417 US Highway 301, Hope Mills, Cumberland County, NC 28348
Legal Description
Real property in the City of Hope Mills, County of Cumberland, State of North Carolina, described as follows:

BEGINNING AT A CONCRETE MONUMENT IN THE SOUTHERN RIGHT-OF-WAY OF U. S. HIGHWAY #301, SAID BEGINNING POINT BEING SOUTH 49 DEGREES 25 MINUTES WEST 85.78 FEET FROM ANOTHER CONCRETE RIGHT-OF-WAY MONUMENT LOCATED WHERE THE RIGHT-OF-WAY CHANGES FOR THE CLOVERLEAF ENTERING N. C. HIGHWAY #59, SAID BEGINNING POINT BEING ALSO THE NORTHEASTERN CORNER OF THE ORIGINAL TRACT OF WHICH THIS IS A PART, AS SET OUT IN DEED FROM LEON H. CALHOUN AND WIFE TO DAVID M. COGDELL AND JOSEPH W. BAGGETT, RECORDED IN BOOK 858, PAGE 533, CUMBERLAND COUNTY REGISTRY, AND RUNNING THENCE WITH THE SOUTHERN RIGHT-OF-WAY MARGIN OF U. S. HIGHWAY #301 SOUTH 49 DEGREES 13 MINUTES WEST 100 FEET TO A POINT; THENCE CONTINUING WITH SAID RIGHT-OF-WAY SOUTH 45 DEGREES 38 MINUTES WEST 100 FEET TO A POINT; THENCE CONTINUING WITH SAID RIGHT-OF-WAY SOUTH 39 DEGREES 50 MINUTES WEST 100 FEET TO A POINT; THENCE CONTINUING WITH SAID RIGHT-OF-WAY SOUTH 34 DEGREES 45 MINUTES WEST 100 FEET TO A POINT; THENCE CONTINUING WITH SAID RIGHT-OF-WAY SOUTH 32 DEGREES 16 MINUTES WEST 11.30 FEET TO A CONCRETE MONUMENT; THENCE SOUTH 36 DEGREES 14 MINUTES EAST 569.92 FEET TO A CONCRETE MONUMENT LOCATED IN THE SOUTHERN LINE OF THE ORIGINAL TRACT OF WHICH THIS IS A PART; THENCE WITH THE SOUTHERN LINE OF THE ORIGINAL TRACT OF WHICH THIS IS A PART NORTH 57 DEGREES 56 MINUTES EAST 388.74 FEET TO A CONCRETE MONUMENT LOCATED IN A DITCH; THENCE WITH THE EASTERN LINE OF THE ORIGINAL TRACT OF WHICH THIS IS A PART NORTH 35 DEGREES 8 MINUTES WEST 681.17 FEET TO THE BEGINNING, AND CONTAINING 5.76 ACRES, MORE OR LESS, AND BEING A PORTION OF THAT LAND DESCRIBED IN DEED DATED FEBRUARY 3, 1961, FROM LEON H. CALHOUN AND WIFE TO DAVID M. COGDELL AND JOSEPH W. BAGGETT, RECORDED IN BOOK 858, PAGE 533, CUMBERLAND COUNTY REGISTRY.

APN:

Property
Address	10010 Conveyor Drive, Indianapolis, Marion County, IN 46235
Legal Description
Real property in the City of Indianapolis, County of Marion, State of Indiana, described as follows:

A PART OF THE SOUTHWEST QUARTER OF SECTION 21, TOWNSHIP 16 NORTH, RANGE 5 EAST OF THE SECOND PRINCIPAL MERIDIAN, MARION COUNTY, INDIANA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

 COMMENCING AT THE SOUTHWEST CORNER OF SAID SOUTHWEST QUARTER; THENCE NORTH 00 DEGREES 06 MINUTES 01 SECONDS WEST (ASSUMED BASIS OF BEARINGS) ALONG THE WEST LINE OF SAID QUARTER SECTION A DISTANCE OF 1241.66 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUING NORTH 00 DEGREES 06 MINUTES 01 SECONDS WEST A DISTANCE OF 272.77 FEET; THENCE SOUTH 89 DEGREES 50 MINUTES 33 SECONDS EAST A DISTANCE OF 744.80 FEET; THENCE NORTH 00 DEGREES 06 MINUTES 01 SECONDS WEST PARALLEL WITH SAID WEST LINE A DISTANCE OF 610.99 FEET TO THE NORTH RIGHT-OF-WAY LINE OF THE PENN CENTRAL RAILROAD, SAID POINT BEING ON THE SOUTH LINE OF RIDGEFIELD EAST SECTION ONE, AN ADDITION IN MARION COUNTY, THE PLAT OF WHICH IS RECORDED AS INSTRUMENT #72-26022 IN THE OFFICE OF THE RECORDER OF SAID COUNTY; THENCE NORTH 77 DEGREES 05 MINUTES 32 SECONDS EAST ALONG SAID NORTH RIGHT-OF-WAY LINE A DISTANCE OF 609.20 FEET TO A POINT ON THE NORTHERLY EXTENSION OF THE WEST LINE OF EASTBROOKE MEADOWS, SECTION 3A, AS PER PLAT THEREOF RECORDED AS INSTRUMENT #78-16791 IN SAID RECORDER'S OFFICE; THENCE SOUTH 00 DEGREES 08 MINUTES 01 SECONDS EAST ALONG SAID WEST LINE OF EASTBROOKE MEADOWS SECTION 2A, AS PER PLAT THEREOF RECORDED AS INSTRUMENT #75-23068 AND THE WEST LINE OF EASTBROOKE MEADOWS, SECTION 1, AS PER PLAT THEREOF RECORDED AS INSTRUMENT #74-18962, A DISTANCE OF 1226.42 FEET; THENCE SOUTH 89 DEGREES 25 MINUTES 41 SECONDS WEST PARALLEL WITH THE SOUTH LINE OF SAID SOUTHWEST QUARTER SECTION, A DISTANCE OF 1104.60 FEET; THENCE NORTH 00 DEGREES 06 MINUTES 01 SECONDS WEST A DISTANCE OF 222.00 FEET; THENCE SOUTH 89 DEGREES 25 MINUTES 41 SECONDS WEST PARALLEL WITH SAID SOUTH LINE A DISTANCE OF 235.00 FEET TO THE POINT OF BEGINNING, CONTAINING 23.029 ACRES, MORE OR LESS.

APN:

Property
Address	9420 East 30th Street, Indianapolis, Marion County, IN 46235
Legal Description
Real property in the City of Indianapolis, County of Marion, State of Indiana, described as follows:

PART OF THE SOUTHWEST QUARTER OF SECTION 20, TOWNSHIP 16 NORTH, RANGE 5 EAST LOCATED IN WARREN TOWNSHIP, MARION COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

 COMMENCING AT THE SOUTHWEST CORNER OF SAID QUARTER SECTION; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST (ASSUMED BEARING) ALONG THE SOUTH LINE OF SAID QUARTER SECTION A DISTANCE OF 1912.30 FEET TO THE POINT OF BEGINNING AT THE INTERSECTION OF SAID SOUTH LINE AND THE EAST LINE OF A 60 FOOT INGRESS-EGRESS AND UTILITY EASEMENT PER INSTRUMENT NUMBER 88-128822 AS RECORDED IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE NORTH 00 DEGREES 21 MINUTES 19 SECONDS EAST ALONG THE EAST LINE OF SAID EASEMENT A DISTANCE OF 579.30 FEET TO A 5/8 INCH REBAR WITH PLASTIC CAP STAMPED "SCHNEIDER FIRM #0001" (HEREAFTER REFERRED TO AS "REBAR"); THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST PARALLEL WITH SAID SOUTH LINE A DISTANCE OF 751.95 FEET TO A "REBAR" ON THE EAST LINE OF SAID HALF QUARTER SECTION; THENCE SOUTH 00 DEGREES 21 MINUTES 16 SECONDS WEST ALONG THE EAST LINE OF SAID HALF QUARTER SECTION A DISTANCE OF 579.30 FEET TO THE SOUTHEAST CORNER OF SAID QUARTER SECTION; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST ALONG THE SOUTH LINE OF SAID HALF QUARTER SECTION A DISTANCE OF 751.96 FEET TO THE POINT OF BEGINNING, CONTAINING 10.00 ACRES, MORE OR LESS.

APN:

Property
Address	2847 East 600 South, Warren, Huntington County, IN 46792
Legal Description
PART OF THE NORTHEAST QUARTER OF SECTION 4, TOWNSHIP 26 NORTH, RANGE 10 EAST, SALAMONIE TOWNSHIP, HUNTINGTON COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

STARTING AT A P.K. NAIL MARKING THE NORTHEAST CORNER OF SAID NORTHEAST QUARTER; THENCE SOUTHERLY, 246.00 FEET ALONG THE EAST LINE OF SAID NORTHEAST QUARTER TO THE SOUTHEAST CORNER OF THE TRACT DESCRIBED IN DEED RECORD 224, PAGE 96 WHICH SHALL BE THE PLACE OF BEGINNING; THENCE CONTINUING SOUTHERLY, 209.50 FEET ALONG SAID EAST LINE TO THE NORTHEAST CORNER OF THE TRACT DESCRIBED IN DEED RECORD 175, PAGE 81; THENCE WESTERLY, DEFLECTING RIGHT 90 DEGREES 22 MINUTES 19 SECONDS, 220.00 FEET ALONG THE NORTH LINE OF SAID DEED RECORD 175, PAGE 81 TO THE NORTHWEST CORNER THEREOF; THENCE SOUTHERLY, DEFLECTING LEFT 90 DEGREES 22 MINUTES 19 SECONDS, 198.00 FEET ALONG THE WEST LINE OF SAID DEED RECORD 175, PAGE 81 TO A 5/8 INCH REBAR STAKE AT THE SOUTHWEST CORNER THEREOF, THENCE EASTERLY, DEFLECTING LEFT 89 DEGREES 37 MINUTES 41 SECONDS, 220.00 FEET ALONG THE SOUTH LINE OF SAID DEED RECORD 175, PAGE 81 TO A MAG NAIL ON THE EAST LINE OF SAID NORTHEAST QUARTER; THENCE SOUTHERLY, DEFLECTING RIGHT 89 DEGREES 37 MINUTES 42 SECONDS, 417.32 FEET ALONG SAID EAST LINE; THENCE WESTERLY, DEFLECTING RIGHT 88 DEGREES 30 MINUTES 27 SECONDS, 1270.10 FEET; THENCE NORTHERLY, DEFLECTING RIGHT 91 DEGREES 20 MINUTES 18 SECONDS, 777.50 FEET TO A WOOD POST; THENCE EASTERLY, DEFLECTING RIGHT 89 DEGREES 42 MINUTES 47 SECONDS, 364.78 FEET TO A WOOD POST; THENCE NORTHWESTERLY, DEFLECTING LEFT 99 DEGREES 56 MINUTES 33 SECONDS, 335.35 FEET TO A MAG NAIL ON THE NORTH LINE OF SAID NORTHEAST QUARTER; THENCE EASTERLY, DEFLECTING RIGHT 100 DEGREES 45 MINUTES 28 SECONDS, 819.00 FEET ALONG SAID NORTH LINE TO A MAG NAIL AT THE NORTHWEST CORNER OF THE 0.373 ACRE TRACT DESCRIBED IN DOCUMENT 2008000035; THENCE SOUTHERLY, DEFLECTING RIGHT 89 DEGREES 37 MINUTES 41 SECONDS, 165.00 FEET TO A 5/8 INCH REBAR STAKE AT THE SOUTHWEST CORNER OF SAID 0.373 ACRE TRACT; THENCE EASTERLY, DEFLECTING LEFT 89 DEGREES 37 MINUTES 41 SECONDS, 13.80 FEET ALONG THE SOUTH LINE OF SAID 0.373 ACRE TRACT TO A 5/8 INCH REBAR STAKE AT THE NORTHWEST CORNER OF THE 0.25 ACRE TRACT I DESCRIBED IN DEED RECORD 224, PAGE 96; THENCE SOUTHERLY, DEFLECTING RIGHT 89 DEGREES 39 MINUTES 36 SECONDS, 80.40 FEET TO A 5/8 INCH REBAR STAKE AT THE SOUTHWEST CORNER OF SAID 0.25 ACRE TRACT; THENCE EASTERLY, DEFLECTING LEFT 89 DEGREES 24 MINUTES 18 SECONDS, 134.75 FEET ALONG THE SOUTH LINE OF SAID 0.25 ACRE TRACT TO THE PLACE OF BEGINNING. CONTAINING 27.49 ACRES.

ALSO:

COMMENCING AT A POINT TWENTY-SEVEN (27) RODS AND TEN FEET SOUTH OF THE NORTHEAST CORNER OF SECTION FOUR (4) IN TOWNSHIP TWENTY-SIX (26) NORTH, RANGE TEN (10) EAST, RUNNING THENCE WEST THIRTEEN (13) RODS AND FIVE AND ONE-HALF (5 1/2) FEET, THENCE SOUTH TWELVE (12) RODS, THENCE EAST THIRTEEN (13) RODS AND FIVE AND ONE-HALF (5 1/2) FEET, THENCE NORTH TWELVE RODS TO THE PLACE OF BEGINNING, CONTAINING IN SAID TRACT ONE (1) ACRE, AS SHOWN IN DEED RECORD 40 AT PAGE 456 OF THE DEED RECORDS OF THE RECORDER'S OFFICE IN HUNTINGTON COUNTY, INDIANA.

ALSO:

A PARCEL OF LAND IN THE NORTHEAST QUARTER OF SECTION 4, TOWNSHIP 26 NORTH, RANGE 10 EAST. THE PARCEL IS MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 4, SAID POINT BEING LOCATED 50 FEET WESTERLY, ALONG SAID NORTH LINE, FROM THE NORTHEAST CORNER OF SAID SECTION 4; THENCE PROCEEDING 165 FEET, SOUTHERLY PARALLEL WITH THE EAST LINE OF SAID SECTION, TO A STEEL POST; THENCE 98.5 FEET, WESTERLY PARALLEL WITH THE NORTH LINE OF SAID SECTION TO A STEEL POST, THENCE 165 FEET NORTHERLY, PARALLEL WITH THE EAST LINE OF SAID SECTION TO A POINT ON THE NORTH LINE OF SAID SECTION, THENCE 98.5 FEET EASTERLY, ALONG SAID NORTH LINE, TO THE POINT OF BEGINNING. ALL IN SALAMONIE TOWNSHIP, HUNTINGTON COUNTY, INDIANA.

A.P.N.

Property
Address	28055 Wick Road, Romulus, Wayne County, MI 28174
Legal Description
Real property in the City of Romulus, County of Wayne, State of Michigan, described as follows:

Parcel 1:

Part of the Northeast 1/4 of Section 13, Town 3 South, Range 9 East, City of Romulus, Wayne County, Michigan, described as follows:

 Commencing at the North 1/4 corner of Section 13, Town 3 South, Range 9 East, thence South 89 degrees 00 minutes 00 seconds East 963.90 feet along the North line of Section 13, also the centerline of Wick Road (120 feet wide); thence South 00 degrees 38 minutes 00 seconds West 60.00 feet to the Southerly Right-of-Way of said Wick Road and the Point of Beginning; thence continuing South 00 degrees 38 minutes 00 seconds West 204.00 feet; thence North 89 degrees 00 minutes 00 seconds West 85.00 feet; thence South 00 degrees 38 minutes 00 seconds West 405.20 feet; thence South 89 degrees 00 minutes 00 seconds East 485.43 feet; thence North 00 degrees 38 minutes 00 seconds East 609.20 feet to the Southerly Right-of-Way of said Wick Road; thence North 89 degrees 00 minutes 00 seconds West 400.43 feet along said Southerly Right-of-Way to the Point of Beginning.

Parcel 2:

Part of the Northeast 1/4 Section 13, Town 3 South, Range 9 East, City of Romulus, Wayne County, Michigan described as follows:

 Commencing at the Northeast corner of Section 13, Town 3 South, Range 9 East; thence North 89 degrees 00 minutes 00 seconds West 1,764.76 feet along the North line of Section 13, also the centerline of Wick Road (120 feet wide); thence South 00 degrees 38 minutes 00 seconds West 60.00 feet to the Southerly Right-of-Way of said Wick Road and the Point of Beginning; thence North 89 degrees 00 minutes 00 seconds West 85.00 feet along said Southerly Right-of-Way; thence South 00 degrees 38 minutes 00 seconds West 204.00 feet; thence South 89 degrees 00 minutes 00 seconds East 85.00 feet; thence North 00 degrees 38 minutes 00 seconds East 204.00 feet to the Southerly Right-of-Way of said Wick Road and the Point of Beginning.

Address: 28055 Wick Road, Romulus, Michigan

Tax I.D. No. 80-049-99-0005-000 and 80-049-99-0006-000

Property
Address	3400 West Market Street, York, York County, PA 17404
Legal Description
Real property in the City of York, County of York, State of Pennsylvania, described as follows:

ALL THAT CERTAIN TRACT OF LAND SITUATE IN WEST MANCHESTER TOWNSHIP, YORK COUNTY, PENNSYLVANIA, BEING SHOWN AS LOT NOS. 1 AND 2 ON A FINAL REVERSE SUBDIVISION PLAN FOR WORCO (GULTON ROAD) PREPARED BY JAMES R. HOLLEY & ASSOCIATES, INC., DATED APRIL, 1999, LAST REVISED JULY 22, 1999, AND RECORDED IN THE OFFICE OF THE RECORDER OF DEEDS IN AND FOR YORK COUNTY, PENNSYLVANIA, IN PLAN BOOK QQ, PAGE 396, MORE FULLY BOUNDED AND DESCRIBED AS FOLLOWS TO WIT:

 BEGINNING AT A POINT IN WEST MARKET STREET (SR 0462); THENCE BY SAID WEST MARKET STREET, NORTH FIFTY-ONE (51) DEGREES THIRTY-THREE (33) MINUTES, THIRTY (30) SECONDS EAST, A DISTANCE OF TWO HUNDRED THIRTY AND SEVENTY-FOUR ONE-HUNDREDTHS (230.74) FEET TO A POINT; THENCE BY SAME AND A CURVE TO THE LEFT HAVING A RADIUS OF TWO THOUSAND EIGHT HUNDRED SIXTY-EIGHT AND NINETY-ONE ONE-HUNDREDTHS (2,868.91) FEET, AN ARC LENGTH OF FIFTY-THREE AND SIX ONE-HUNDREDTHS (53.06) FEET, A CHORD BEARING OF NORTH FIFTY-ONE (51) DEGREES, ONE (1) MINUTE, FORTY (40) SECONDS EAST AND A CHORD DISTANCE OF FIFTY-THREE AND SIX ONE-HUNDREDTHS (53.06) FEET; THENCE BY SAME AND A CURVE TO THE LEFT HAVING A RADIUS OF TWO THOUSAND EIGHT HUNDRED SIXTY-EIGHT AND NINETY-ONE ONE-HUNDREDTHS (2,868.91) FEET, AN ARC LENGTH OF TWO HUNDRED THIRTY-THREE AND FIFTY-THREE ONE-HUNDREDTHS (233.53) FEET, A CHORD BEARING NORTH FORTY-EIGHT (48) DEGREES, NINE (09) MINUTES, FIFTY-FIVE (55) SECONDS EAST, A CHORD DISTANCE OF TWO HUNDRED THIRTY-THREE AND FORTY-SEVEN ONE-HUNDREDTHS (233.47) FEET TO A POINT; THENCE BY SAME NORTH FORTY-FIVE (45) DEGREES, FIFTY (50) MINUTES, ZERO (00) SECONDS EAST, A DISTANCE OF FIVE HUNDRED EIGHTY-ONE AND FORTY-ONE ONE HUNDREDTHS (581.41) FEET TO A POINT; THENCE BY SAME AND CROSSING SAID WEST MARKET STREET, SOUTH FIFTY-SEVEN (57) DEGREES, FORTY (40)MINUTES, ZERO (00) SECONDS EAST, A DISTANCE OF TWENTY-FIVE AND EIGHTY-FIVE ONE HUNDREDTHS (25.85) FEET TO A POINT ON THE TWENTY-FIVE FEET RIGHT-OF-WAY OF WEST MARKET STREET; THENCE BY SAID TWENTY-FIVE FEET RIGHT-OF-WAY OF WEST MARKET STREET BY A CURVE TO THE RIGHT HAVING A RADIUS OF THREE THOUSAND SEVEN HUNDRED SIXTY-NINE AND EIGHTY-THREE ONE-HUNDREDTHS (3,769.83) FEET, AN ARC LENGTH OF FIVE HUNDRED TEN AND TWENTY-SIX ONE-HUNDREDTHS (510.26) FEET, A CHORD BEARING NORTH FIFTY (50) DEGREES FIFTY-SEVEN (57) MINUTES THIRTY-SEVEN (37) SECONDS EAST, A CHORD DISTANCE OF FIVE HUNDRED NINE AND EIGHTY-SEVEN ONE-HUNDREDTHS (509.87) FEET TO A POINT; THENCE BY SAME NORTH FIFTY-FOUR (54) DEGREES, FIFTY (50) MINUTES, SEVENTEEN (17) SECONDS EAST, A DISTANCE OF FOUR HUNDRED TWENTY-TWO AND SEVENTY ONE-HUNDREDTHS (422.70) FEET TO A POINT AT LANDS NOW OR FORMERLY OF LESTER MUMMERY; THENCE BY SAID LANDS OF LESTER MUMMERY, KENNETH AND MARY HAYNES, JOHN H. REIDEL, III AND ROBYN L. REIDEL, AND LLOYD AND RITA HOLLER, SOUTH THIRTY-FOUR (34) DEGREES, FORTY-FIVE (45) MINUTES, THIRTY (30) SECONDS EAST, A DISTANCE OF FIVE HUNDRED FOURTEEN AND TWENTY-NINE ONEHUNDREDTHS (514.29) FEET TO A POINT AT LANDS NOW OR FORMERLY OF GENERAL TELEPHONE ELECTRONICS; THENCE BY SAID GENERAL TELEPHONE ELECTRONICS, SOUTH SIXTY-ONE (61) DEGREES, FIFTY-SIX (56) MINUTES, SIXTEEN (16) SECONDS WEST, A DISTANCE OF SIX HUNDRED FIFTY-FIVE AND TWENTY-SEVEN ONE-HUNDREDTHS FEET TO A POINT; THENCE BY SAME NORTH EIGHTY-SIX (86) DEGREES, FIFTY-ONE (51) MINUTES, TWENTY (20) SECONDS WEST, A DISTANCE OF TWO HUNDRED TWELVE AND SEVENTY-FIVE ONE-HUNDREDTHS (212.75) FEET TO A POINT; THENCE BY SAME SOUTH FORTY-FIVE (45) DEGREES, FIFTY (50) MINUTES, ZERO (00) SECONDS WEST, A DISTANCE OF SEVENTY-THREE AND FORTY-NINE ONE-HUNDREDTHS (73.49) FEET TO A POINT; THENCE BY SAME SOUTH FORTY-FOUR (44) DEGREES, TEN (10) MINUTES, ZERO (00) SECONDS EAST, A DISTANCE OF TWO HUNDRED SIXTY-THREE AND SEVENTY-TWO ONE-HUNDREDTHS (263.72) FEET TO A POINT;

THENCE BY SAME AND CROSSING THE FIFTY FEET RIGHT-OF-WAY OF GULTON ROAD (T-843), SOUTH SIXTEEN (16) DEGREES, NINE (09) MINUTES, THIRTY (30) SECONDS EAST, A DISTANCE OF THREE HUNDRED SEVENTY-SIX AND EIGHT ONE-HUNDREDTHS (376.08) FEET TO A POINT ON THE SOUTHERN RIGHT-OF-WAY LINE OF GULTON ROAD; THENCE BY SAID RIGHT-OF-WAY LINE OF GULTON ROAD AND LANDS NOW OR FORMERLY OF GLOBAL STONE PENROC, INC. THE FOLLOWING FIVE (5) COURSES AND DISTANCES: (1) SOUTH SEVENTY-THREE (73) DEGREES, FIFTY (50) MINUTES, THIRTY (30) SECONDS WEST, A DISTANCE OF TWO HUNDRED NINETY-FOUR AND SEVENTY-TWO ONE-HUNDREDTHS (294.72) FEET; (2) THENCE SOUTH TWO (02) DEGREES, FIFTY-SEVEN (57) MINUTES, TWENTY (20) SECONDS WEST, A DISTANCE OF SIXTEEN AND FIFTY-FOUR ONE-HUNDREDTHS (16.54) FEET; (3) THENCE SOUTH SEVENTY-TWO (72) DEGREES, FIFTY-NINE (59) MINUTES, TWENTY (20) SECONDS WEST, A DISTANCE OF ONE HUNDRED TWO AND THIRTY-NINE ONE-HUNDREDTHS (102.39) FEET; (4) THENCE NORTH FORTY-FOUR (44) DEGREES, SEVEN (07) MINUTES, THIRTY-NINE (39) SECONDS WEST, A DISTANCE OF FOURTEEN AND FORTY-EIGHT ONE-HUNDREDTHS (14.48) FEET; (5) THENCE SOUTH SEVENTY-ONE (71) DEGREES, FORTY-ONE (41) MINUTES, FIFTY (50) SECONDS WEST, A DISTANCE OF SIX HUNDRED SEVENTY AND EIGHTEEN ONE-HUNDREDTHS (670.18) FEET TO A POINT; THENCE CROSSING GULTON ROAD AND BY LANDS NOW OR FORMERLY OF PENALLEN CORP., NORTH THIRTY-EIGHT (38) DEGREES, TWENTY-SIX(26) MINUTES, THIRTY (30) SECONDS WEST, A DISTANCE OF FOUR HUNDRED SIXTY AND SEVENTY-FOUR ONE-HUNDREDTHS (460.74) FEET TO A POINT AND PLACE OF BEGINNING. CONTAINING IN AREA 1,159,261.09 SQUARE FEET OR 26.61 ACRES.

 ALSO BEING DESCRIBED AS:

 ALL THAT CERTAIN TRACT OF LAND SITUATE IN WEST MANCHESTER TOWNSHIP, YORK COUNTY, PENNSYLVANIA, BEING SHOWN ON THE ALTA/ACSM LAND TITLE SURVEY FOR WOLF DISTRIBUTING COMPANY - 3400 WEST MARKET STREET, PREPARED BY GRS GROUP, DATED DECEMBER 20, 2013, LAST REVISED FEBRUARY 25, 2014, BEARING JOB NO. 131142, MORE FULLY BOUNDED AND DESCRIBED AS FOLLOWS TO WIT:

 BEGINNING AT A POINT IN WEST MARKET STREET (SR 0462); THENCE BY SAID WEST MARKET STREET, NORTH FIFTY-ONE (51) DEGREES, THIRTY-THREE (33) MINUTES, THIRTY (30) SECONDS EAST, A DISTANCE OF TWO HUNDRED THIRTY AND SEVENTY-FOUR ONE-HUNDREDTHS (230.74) FEET TO A POINT; THENCE BY SAME AND A CURVE TO THE LEFT HAVING A RADIUS OF TWO THOUSAND EIGHT HUNDRED SIXTY-EIGHT AND NINETY-ONE ONE-HUNDREDTHS (2,868.91) FEET, AN ARC LENGTH OF FIFTY-THREE AND SIX ONE-HUNDREDTHS (53.06) FEET, A CHORD BEARING OF NORTH FIFTY-ONE (51) DEGREES, ONE (01) MINUTE, FORTY (40) SECONDS EAST A CHORD DISTANCE OF FIFTY-THREE AND SIX ONE-HUNDREDTHS (53.06) FEET; THENCE BY SAME AND A CURVE TO THE LEFT HAVING A RADIUS OF TWO THOUSAND EIGHT HUNDRED SIXTY-EIGHT AND NINETY-ONE ONE-HUNDREDTHS (2,868.91) FEET, AN ARC LENGTH OF TWO HUNDRED THIRTY-THREE AND FIFTY-THREE ONE-HUNDREDTHS (233.53) FEET, A CHORD BEARING NORTH FORTY-EIGHT (48) DEGREES, NINE (09) MINUTES, FIFTY-FIVE (55) SECONDS EAST, A CHORD DISTANCE OF TWO HUNDRED THIRTY-THREE AND FORTY-SEVEN ONE-HUNDREDTHS (233.47) FEET TO A POINT; THENCE BY SAME NORTH FORTY-FIVE (45) DEGREES, FIFTY (50) MINUTES, ZERO (00) SECONDS EAST, A DISTANCE OF FIVE HUNDRED EIGHTY-ONE AND FORTY-ONE ONE-HUNDREDTHS (581.41) FEET TO A POINT; THENCE SOUTH FIFTY-SEVEN (57) DEGREES, FORTY (40) MINUTES, ZERO (00) SECONDS EAST, A DISTANCE OF TWENTY-FIVE AND EIGHTY-FIVE ONE-HUNDREDTHS (25.85) FEET TO A POINT; THENCE BY SAME AND A CURVE TO THE RIGHT HAVING A RADIUS OF THREE THOUSAND SEVEN HUNDRED SIXTY-NINE AND EIGHTY-THREE ONE-HUNDREDTHS (3,769.83) FEET, AN ARC LENGTH OF FIVE HUNDRED TEN AND TWENTY-SIX ONE-HUNDREDTHS (510.26) FEET, A CHORD BEARING NORTH FIFTY (50) DEGREES, FIFTY-SEVEN (57) MINUTES, THIRTY-SEVEN (37) SECONDS EAST, A CHORD DISTANCE OF FIVE HUNDRED NINE AND EIGHTY-SEVEN ONE-HUNDREDTHS (509.87) FEET TO A POINT; THENCE BY SAME NORTH FIFTY-FOUR (54) DEGREES, FIFTY (50) MINUTES, SEVENTEEN (17) SECONDS EAST, A DISTANCE OF FOUR HUNDRED TWENTY-TWO AND SEVENTY ONE-HUNDREDTHS (422.70) FEET TO A POINT;

THENCE SOUTH THIRTY-FOUR (34) DEGREES, FORTY-FIVE (45) MINUTES, THIRTY (30) SECONDS EAST, A DISTANCE OF FIVE HUNDRED FOURTEEN AND TWENTY-NINE ONE HUNDREDTHS (514.29) FEET TO A FOUND 4" ROUND CONCRETE MONUMENT; THENCE SOUTH SIXTY-ONE (61) DEGREES, FIFTY-SIX (56) MINUTES, SIXTEEN (16) SECONDS WEST, A DISTANCE OF SIX HUNDRED FIFTY-FIVE AND ELEVEN ONE-HUNDREDTHS (655.11) FEET TO A FOUND 4" CONCRETE MONUMENT; THENCE BY SAME NORTH EIGHTY-SIX (86) DEGREES, FORTY-EIGHT (48) MINUTES, NINETEEN (19) SECONDS WEST, A DISTANCE OF TWO HUNDRED TWELVE AND SEVENTY-NINE ONE-HUNDREDTHS (212.79) FEET TO A FOUND 4" ROUND CONCRETE MONUMENT; THENCE BY SAME SOUTH FORTY-FIVE DEGREES, FIFTY-FOUR (54) MINUTES, FIFTY-TWO (52) SECONDS WEST, A DISTANCE OF SEVENTY-THREE AND FORTY NINE ONE-HUNDREDTHS (73.49) FEET TO A POINT; THENCE BY SAME SOUTH FORTY-FOUR (44) DEGREES, TWELVE (12) MINUTES, THIRTY-FOUR (34) SECONDS EAST, A DISTANCE OF TWO HUNDRED SIXTY-THREE AND SEVENTY-TWO (263.72) FEET TO A POINT; THENCE SOUTH SIXTEEN (16) DEGREES, SIX (06) MINUTES, FORTY-THREE (43) SECONDS EAST, A DISTANCE OF THREE HUNDRED SEVENTY-SIX AND FORTY NINE ONE-HUNDREDTHS (376.49) FEET TO A POINT ON THE SOUTHERN RIGHT-OF-WAY LINE OF GULTON ROAD; THENCE BY SAID RIGHT-OF-WAY LINE OF GULTON ROAD THE FOLLOWING FIVE (5) COURSES AND DISTANCES: (1) SOUTH SEVENTY-THREE (73) DEGREES, FIFTY (50) MINUTES, THIRTY (30) SECONDS WEST, A DISTANCE OF TWO HUNDRED NINETY-FOUR AND SEVENTY-TWO ONE-HUNDREDTHS (294.72); (2) THENCE SOUTH TWO (02) DEGREES, FIFTY-SEVEN (57) MINUTES, TWENTY (20) SECONDS WEST, A DISTANCE OF SIXTEEN AND FIFTY-FOUR ONE-HUNDREDTHS (16.54) FEET; (3) THENCE SOUTH SEVENTY-TWO (72) DEGREES, FIFTY-NINE (59) MINUTES, TWENTY (20) SECONDS WEST, A DISTANCE OF ONE HUNDRED TWO AND THIRTY-NINE ONE-HUNDREDTHS (102.39) FEET; (4) THENCE NORTH FORTY-FOUR (44) DEGREES, SEVEN (07) MINUTES, THIRTY-NINE (39) SECONDS WEST, A DISTANCE OF FOURTEEN AND FORTY-EIGHT ONE-HUNDREDTHS (14.48) FEET; (5) THENCE SOUTH SEVENTY-ONE (71) DEGREES, FORTY-ONE (41) MINUTES, FIFTY (50) SECONDS WEST, A DISTANCE OF SIX HUNDRED SEVENTY AND EIGHTEEN ONE-HUNDREDTHS (670.18) FEET TO A POINT; THENCE CROSSING GULTON ROAD NORTH THIRTY-EIGHT (38) DEGREES, TWENTY-SIX (26) MINUTES, THIRTY (30) SECONDS WEST, A DISTANCE OF FOUR HUNDRED SIXTY AND SEVENTY-FOUR ONE-HUNDREDTHS (460.74) FEET TO A POINT AND PLACE OF BEGINNING. CONTAINING IN AREA 1,159,375 SQUARE FEET OR 26.62 ACRES.

 BEING THE SAME PREMISES THAT SAGINAW PARTNERS, LP, A PENNSYLVANIA LIMITED PARTNERSHIP, BY QUIT-CLAIM DEED DATED FEBRUARY 25, 2014 AND RECORDED FEBRUARY 28, 2014 IN THE OFFICE OF THE RECORDER OF DEEDS OF YORK COUNTY, PENNSYLVANIA, IN RECORD BOOK 2269 PAGE 7737, GRANTED AND CONVEYED UNTO A&S REAL ESTATE HOLDINGS, LLC, A PENNSYLVANIA LIMITED LIABILITY COMPANY, IN FEE.

 ALSO BEING THE SAME PREMISES THAT SAGINAW PARTNERS, LP, A PENNSYLVANIA LIMITED PARTNERSHIP, BY DEED DATED FEBRUARY 25, 2014 AND RECORDED FEBRUARY 28, 2014 IN THE OFFICE OF THE RECORDER OF DEEDS OF YORK COUNTY, PENNSYLVANIA, IN RECORD BOOK 2269 PAGE 7724, GRANTED AND CONVEYED UNTO A&S REAL ESTATE HOLDINGS, LLC, A PENNSYLVANIA LIMITED LIABILITY COMPANY, IN FEE.

Property
Address	50 Omands Creek Boulevard, Winnepeg, Manitoba R2R 1V7, Canada
Legal Description	PARCEL "A" PLAN 48046 WLTO IN NW 1/4 OF 14-11-2 EPM

Property
Address	1001 Belmore Line, RR1, Wroxeter, Ontario N0G 2X0, Canada
Legal Description	PIN 41029-0012 (LT) PT LT 24 CON A HOWICK PT 2, 22R3335; PT LT 25 CON A HOWICK PT 1, 22R929, EXCEPT PT 1, 22R2881; HOWICK

Property
Address	2616 Cedar Creek Road, Ayr, Ontario N0B 1E0, Canada
Legal Description	PIN 03848-0178 (LT) PT LT 30 CON 11 NORTH DUMFRIES; PT RDAL BTN CON 10 & 11 NORTH DUMFRIES CLOSED BY 58G710; AS IN WS707023, EXCEPT PT 1, 58EX470; TOWNSHIP OF NORTH DUMFRIES

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